Lease Amendment


     THIS  AGREEMENT   made  the  9th  day  of  April,   1996,  by  and  between
Envirometrics, Inc. hereafter referred to as "Lessee" and Reba H. Wilkinson hereafter referred to as "Lessor";

                                   WITNESSETH

     For and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations paid by Lessee to Lessor, receipt of which is hereby acknowledged, and in consideration of the mutual covenants and agreements herein contained, the parties hereto do agree as follows:

     1. The expiration date of the term of the Lease Agreement shall be amended to be May 31, 1999.

     2. Rental payments described in paragraph 3 of the Lease Agreement will be amended to be following:

Year    From         To                       Monthly                 Annual
Year 1  June 1, 1996 May 31, 1997           $ 1,262.92              $ 15,155.00
Year 2  June 1, 1997 May 31, 1998           $ 1,371.17              $ 16,454.00
Year 3  June 1, 1998 May 31, 1999           $ 1,515.50              $ 18,186.00

     3. Landlord will give the Tenant an allowance of up to $15,000 for improvements requested by the Tenant. The total cost of the improvements are projected to be $18,908.00. Plans and actual construction of the improvements are subject to approval compliance with applicable building codes and final approval by the owner.


     All other terms and conditions of the Lease Agreement shall remain unchanged and in full effect.


LESSOR:      Reba H. Wilkinson


                                  BY: Witness



LESSEE:        Envirometrics, Inc.
BY:                                                            Witness


                                 FOR USE BY TENANT/CORPORATION

     I, a Notary Public of Charleston County, South Carolina do certify that Robin A. Bowers personally came before me this day and acknowledged that (s)he is Secretary of Envirometrics, Inc., a corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by him/her as Secretary.


My Commission Expires:  4-26-2003
                                                              Notary Public




                                FOR USE BY LANDLORD

     I, a Notary Public of Johnston County,  North Carolina do certify that Reba
H. Wilkinson personally came before me this day and acknowledged that (s)he is Secretary of a corporation, and that by authority duly given and as the act of the corporation the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by him/her as Secretary.


My Commission Expires:  3-22-97

 Notary Public